PROSPECTUS

                              Dated August 19, 2010




                        GLG INTERNATIONAL SMALL CAP FUND

                              Institutional Shares

                      SERIES OF GLG INVESTMENT SERIES TRUST

                         -------------------------------

                                 390 Park Avenue
                               New York, NY 10022
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         This  Prospectus  describes  GLG  International  Small  Cap  Fund  (the
"Fund"), the sole series of shares currently offered by GLG Investment Series Trust. Institutional Shares, which are being offered by this Prospectus, are currently the only class of shares being offered by the Fund.

         This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

                                TABLE OF CONTENTS

                                                                            Page

RISK/RETURN SUMMARY............................................................3
FEES AND EXPENSES..............................................................5
OTHER STRATEGIES AND RISKS.....................................................7
DISCLOSURE OF PORTFOLIO HOLDINGS..............................................10
MANAGEMENT....................................................................10
SHAREHOLDER INFORMATION.......................................................12
PURCHASING SHARES.............................................................13
REDEEMING SHARES..............................................................15
ADDITIONAL INFORMATION........................................................16
DISTRIBUTIONS AND TAXES.......................................................19






















         No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

                               RISK/RETURN SUMMARY
INVESTMENT OBJECTIVE

         The  Fund's   investment   objective  is  to  achieve  maximum  capital
appreciation. There is no assurance that the Fund will achieve its objective.

         PRINCIPAL INVESTMENT STRATEGIES. In pursuing its objective, the Fund will normally invest at least 80% of its assets in the equity securities of small capitalization companies located outside of the United States. Equity securities consist of common stock, depositary receipts, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. Our investment adviser, GLG Inc. (the "Adviser"), considers a company to be a small capitalization company if it has a market capitalization that falls within the range of capitalizations of companies in the bottom 25% of the MSCI Market Investable Equity Universe at the time of investment. As of June 30, 2010, the average market capitalization of the bottom 25% of the MSCI Market Investable Equity Universe ranged from $81 million to $7.2 billion and averaged $1.35 billion. The foregoing 80% policy may be changed by the Board of Trustees of the Fund (the "Board"), without a vote of shareholders. The Fund will provide shareholders with at least sixty (60) days' prior written notice of any such change.

         The Fund will normally invest in companies located in at least three countries outside of the United States. Although the Fund is not subject to any additional geographic requirement, the Fund expects that the majority of its investments will be in the developed markets of Western Europe and Asia. A company will be considered located outside of the United States if it derives a majority of its revenues or profits from, or has a majority of its assets in, a country or countries other than the United States.

         In determining which portfolio securities to purchase, the Adviser utilizes an investment approach that combines top-down analysis with bottom-up stock research and selection. The factors used by the Adviser in its top-down analysis include its evaluation of economic, political, regulatory, demographic or industry-specific trends and developments. From a bottom-up perspective, the factors the Adviser considers include assessments of management, industry structure, business model, financial information and intrinsic value.

         The Adviser seeks securities of companies which it deems to have attractive long-term prospects with valuations that are lower than the Adviser's perception of their intrinsic value.

         In determining which portfolio securities to sell, the Adviser generally considers one or more of the following factors, among others: (i) whether, for any reason, the Adviser's underlying rationale for investing in the security has changed; (ii) whether the proceeds from the sale of a portfolio security can be used to invest in a more attractive investment opportunity;
(iii) optimizing asset allocation; (iv) if a security appreciates such that, as a total percentage of the portfolio, it becomes too large; (v) if the company's management appears to be engaging in conduct not in the best interest of shareholders.

         PRINCIPAL RISKS. The Fund's investments are subject to a variety of risks which may cause the Fund's net asset value (the "NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. Also, there is no assurance that the Adviser will achieve the Fund's objective. A summary of the principal risks to which the Fund is subject follows:

         EQUITY MARKET RISK. The market value of the Fund's securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or global markets as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small companies, which tend to be more vulnerable to adverse developments. In addition, investments in a particular region or developing or emerging countries may cause the Fund to underperform other mutual funds if that country, region or group of countries falls out of favor with the relevant markets.

         Convertible securities may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

         COMPANY RISK. A company may perform poorly, and therefore, the value of its stocks and other securities may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructuring, fraudulent disclosures or other factors.

         LIQUIDITY RISK. Liquidity risk is the risk arising from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forgo another, more appealing investment opportunity. This risk may be particularly magnified for international small cap securities.

         RISKS OF FOREIGN INVESTING. The Fund invests significantly in foreign securities, which are subject to the following risks in addition to the risks normally associated with domestic securities of the same type:

         o Country risk refers to the potentially adverse political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times, it may be difficult to sell foreign securities at desirable prices.

         o Currency risk refers to the constantly changing exchange rate between a local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

         o Custody risk refers to the process of clearing and settling Fund trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

         EMERGING AND DEVELOPING MARKETS RISK. The Fund may invest in securities of companies located or traded in developing or emerging markets. The foregoing risks of foreign investing are more pronounced with respect to these securities due to the dramatic pace of change (economic, social and political) in these countries. Many of these markets are at an early stage of development and are significantly volatile. They can be marked by extreme inflation, devaluation of currencies, dependency on certain trade partners and hostile relations.

         SMALL CAP COMPANY RISK. The stocks of small capitalization companies may be more volatile and speculative than the stocks of "large capitalization" companies. Smaller companies tend to have limited resources, product lines, and market share, and are generally dependent on a smaller management group than larger companies. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The prices of small company stocks may fall regardless of trends in the broader market.

         MANAGEMENT RISK. The Fund's ability to achieve its investment objective is dependent on the Adviser's ability to identify profitable investment opportunities for the Fund. There can be no assurance that the Adviser will be successful in this regard.

         SHARES OF THE FUND MAY FALL IN VALUE AND THERE IS A RISK THAT YOU COULD LOSE MONEY BY INVESTING IN THE FUND. AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

         PERFORMANCE INFORMATION. A bar chart and past performance table are not included in this Prospectus because the Fund has not completed a full calendar year of operations. After completion of its first calendar year of operations, the Fund will present these items and compare its performance to the performance of an index (showing how the Fund's average annual returns over various periods compare with those of the index).

                                FEES AND EXPENSES

         Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance. The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.


                                                                                  Institutional
                                                                                  Shares
SHAREHOLDER FEES (fees paid directly from your
investment)

    Maximum Sales Charge (Load) Imposed on Purchases                                None
    Maximum Deferred Sales Charge (Load)                                            None
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends and                 None
    Distributions
    Redemption Fee(1)                                                               2.00%

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

    Advisory Fee                                                                    1.25%
    Other Expenses(2)                                                               0.68%

    Total Annual Fund Operating Expenses                                            1.93%


(1) A redemption fee of 2.00% is imposed on the proceeds of Institutional Shares redeemed within six months of purchase and is retained by the Fund to defray market effects, taxes and expenses that may result from short-term investments in the Fund. The charge is a percentage of the then current value of the shares redeemed.
(2) "Other Expenses" are estimated for the current fiscal year. These expenses include, among other expenses, administrative, custody and transfer agency fees. Other expenses also include investor and account servicing or "sub-transfer agency" costs to be paid to service agents of the Fund that maintain and administer omnibus accounts with the Fund and that have entered into service agreements with the Fund in that regard. Fees for these services are not expected to exceed 0.25% of the Fund's net assets.

Example:

         The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 YEAR                        3 YEARS
                         ------                        -------

                          $196                          $606

                           OTHER STRATEGIES AND RISKS

         In addition to the equity securities described above, the Fund may also invest in shares of other registered investment companies, such as closed-end investment companies and exchange-traded funds ("ETFs"). These investment companies invest in securities that are consistent with the Fund's investment objective and strategies. By investing in other investment companies, the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. These investments also involve risks generally associated with investments in securities, including the risk that the general level of prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of the investment companies. Also, federal securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these securities.

         The Fund may use derivatives such as swaps, options on stock or bond indices, financial and currency futures contracts and related options, and currency options. In addition, the Fund may enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and enter into contracts for the purchase or sale for future delivery of foreign currencies. The Fund may use these instruments (including derivatives) to produce incremental returns, hedge positions or increase investment flexibility.

         The Fund has claimed an exemption from the definition of the term commodity pool operator pursuant to Rule 4.5 under the Commodity Exchange Act of 1974, as amended (the "CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

         The Fund may purchase depositary receipts (American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs")) to facilitate its investments in foreign companies. By investing in depositary receipts rather than directly in the securities of foreign issuers, the Fund can avoid currency risks during the settlement period for either purchase or sales. However, depositary receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. The information available for ADRs, EDRs and GDRs is subject to the accounting, auditing and financial reporting standards of the market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

         Although the Fund normally expects to be invested substantially pursuant to its stated objective and principal strategies, up to 20% of the Fund's assets may be invested in the equity securities of companies that are not small capitalization companies, and in non-convertible fixed-income securities, both foreign and domestic. No more than 5% of the Fund's net assets may be invested in fixed-income investments that are rated below investment grade (commonly known as "junk bonds").

         The Statement of Additional Information ("SAI") contains further details about particular types of investment strategies and hedging techniques that may be utilized by the Adviser, as well as the risks associated with those strategies and techniques.

         ADDITIONAL RISK FACTORS. Because of the types of securities in which the Fund invests and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. Adverse changes in overall market prices and the prices of investments held by the Fund can occur at any time and there is no assurance that the Fund will achieve its investment objective. When you redeem your Fund shares, they may be worth more or less than what you paid for them. The Fund is subject to certain risk factors in addition to the principal risks described earlier, including:

         DERIVATIVES RISK. The Fund may utilize derivatives which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies.

         Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to the principal risks to which it is otherwise exposed, and may expose the Fund to the following additional risks, including:

         o Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt, insolvent, enters administration, liquidates or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

         o Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

         o Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

         o Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the Adviser would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or forgoing another, more appealing investment opportunity.

         o Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

         FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward foreign currency contracts. These contracts represent obligations to purchase or to sell a specified amount of currency at a future date and at a specified price agreed to by the parties at the time they enter into the contracts and allow the Fund to "lock in" the U.S. dollar prices of securities. However, there may be an imperfect correlation between the securities being purchased or sold and the forward contracts entered into, and there is a risk that a counterparty will be unable or unwilling to fulfill its obligation under a forward contract.

         DEPOSITARY RECEIPTS. Depositary receipts may be issued in a sponsored program, where an issuer has made arrangements to have its securities traded in the form of depositary receipts, or in an unsponsored program, where the issuer may not be directly involved. The holders of depositary receipts that are unsponsored generally bear various costs associated with the facilities, while a larger portion of the costs associated with sponsored depositary receipts are typically borne by the foreign issuers. Investments in unsponsored depositary receipts may be subject to the risks that the foreign issuer may not be obligated to cooperate with the U. S. depository, may not provide additional financial and other information to the depository or the investor, or that such information in the U.S. market may not be current. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities. Available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than would be the case if the receipts were sponsored by the issuers.

         ILLIQUID INVESTMENTS. Although the Fund invests primarily in liquid, publicly traded securities, a portion of the Fund's investments may not have an active trading market or may be illiquid. Because of the absence of a trading market for illiquid investments, the Fund may not be able to sell such investments at prices approximating those at which the Fund values them or at the times it desires to do so. This may adversely affect the Fund's net asset value. Illiquid securities may trade at a discount from comparable liquid investments and may be subject to wide fluctuations in value. No more than 15% of the Fund's net assets may be invested in illiquid securities.

         DEBT SECURITIES. The Fund may invest in non-convertible debt securities on a temporary or isolated basis. All debt securities are subject to certain risks. One risk is that the issuer may not be able to meet its principal or its interest-payment obligations. Another risk is that the value of debt securities generally declines as interest rates rise. The value of debt securities may also decline as a result of a change in market perception of the creditworthiness of the issuer and a change in general market liquidity. Any decline in the value of debt securities as a result of changes in credit quality or future interest rates will generally be greater for securities having longer maturities. Non-investment grade securities, especially high-yield bonds, which are speculative investments, are more sensitive to these risks, particularly credit risk. In addition, the markets for non-investment grade securities may be thinner and less active than the markets for investment grade securities. No more than 5% of the Fund's net assets may be invested in debt securities that are rated below investment grade and the Fund does not intend to invest in debt securities that are in default as to payment of interest or principal.

         PORTFOLIO TURNOVER. The Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the Adviser believes that the sale is in the best interest of the Fund (for example, if the Adviser believes an alternative investment has greater growth potential). Short-term trading could cause the Fund to have a high portfolio turnover rate, which could, in turn, generate higher transaction costs (due to commissions or dealer mark-ups and other expenses), and reduce the Fund's investment performance. In addition, a high level of short-term trading may increase the amount of taxable income recognized by shareholders, may reduce the after-tax returns of the shareholders, and, in particular, may generate short-term capital gains, which are taxed at ordinary income tax rates.

         TEMPORARY DEFENSIVE POSITION. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

         DISCLOSURE OF PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                                   MANAGEMENT

         The Fund was established as a series of shares offered by GLG Investment Series Trust (the "Trust"), which was organized under the laws of the State of Delaware on November 10, 2009. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and is commonly known as a "mutual fund." The Fund is currently the sole series of shares offered by the Trust. The Fund has retained the Adviser to manage all aspects of the investments of the Fund.

         INVESTMENT ADVISER. GLG Inc., located at 390 Park Avenue, New York, New York 10022, manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). The Adviser was organized on April 19, 2000 as a Delaware corporation. The Adviser is a subsidiary of GLG Partners, Inc. ("GLG Partners"), a publicly-traded asset management company that offers its clients a diverse range of alternative and traditional investment products and account management services. The Adviser and its affiliates ("GLG") provide investment advisory services to select institutions and high net worth individuals worldwide, specializing in discretionary asset management. The Adviser, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, is responsible for all decisions with respect to purchases and sales of portfolio securities and maintains related records. Certain of the Adviser's affiliates may provide administrative, trading and other support or services to the Adviser. GLG Partners, Inc. recently announced that it has agreed to be acquired by Man Group plc ("Man"), a publicly-traded alternative investment management company that provides alternative investment products and solutions to private investors and institutions. The proposed acquisition has been unanimously approved by the board of directors of GLG Partners and is subject to GLG Partners and Man shareholder approvals and regulatory approvals. The acquisition transaction is expected to close in the third quarter of 2010 (the "Closing") and following the acquisition, GLG will be a wholly owned subsidiary of Man. In anticipation of the Closing, the Board has approved an additional advisory agreement with the Adviser that would take effect, and replace the current Advisory Agreement, upon the Closing. In approving the additional advisory agreement, the Board took into account that Man would control the Adviser following the Closing. Other than with respect to the effective date, the additional advisory agreement is identical to the current Advisory Agreement.

         Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% of the average daily net assets of the Fund (the "Advisory Fee").

         A discussion regarding the basis for the Board's approval of the Advisory Agreement will be available in the Fund's Semi-Annual Report to Shareholders for the period ended November 30, 2010.

         GLG provides investment advisory services to accounts other than the Fund. GLG and its officers or employees who assist in providing services to the Fund are engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and other accounts managed by GLG. For more information, see "Investment Adviser and Advisory Agreement -- Conflicts of Interest" in the Fund's SAI.

         PORTFOLIO MANAGER. Daniel Geber serves as the sole Portfolio Manager of the Fund.

         Daniel Geber joined the Adviser in February 2008 where he is responsible for the Adviser's international small cap strategy. From 2004 until he joined the Adviser, Mr. Geber served as Managing Director, Portfolio Manager and Senior Analyst at Epoch Investment Partners. Formerly, Mr. Geber was a Partner and Head of Equities at Trident Investment Management, a global equity hedge fund. Previously, Mr. Geber was an Equity Analyst at Omega Advisors, a hedge fund. Prior to that, Mr. Geber also served as an Executive Director at Goldman Sachs where he structured and executed advisory and principal investment transactions in Asia, Europe and the US. Prior to his graduate studies, he was an Analyst Consultant at McKinsey & Company. Mr. Geber holds an M.B.A. from Stanford University and obtained (with honors) a B.S. in Mathematics and Computer Science from UCLA.

         GLG (including the Portfolio Manager) may manage other accounts (including accounts with strategies similar to the Fund), which could give rise to certain conflicts of interest. For example, if GLG, including the Portfolio Manager, identifies a limited investment opportunity that may be more appropriate for more than one account, the Fund may not be able to take full advantage of that opportunity because of the need to allocate that opportunity among multiple accounts. In addition, GLG may execute transactions for another account that may adversely affect the value of securities held by the Fund. However, GLG believes that these risks are mitigated by the fact that GLG has a policy that seeks to allocate opportunities on a fair and equitable basis.

         The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager (including related conflicts of interest) and the Portfolio Manager's ownership of shares of the Fund.

                             SHAREHOLDER INFORMATION

         The net asset value ("NAV") of the Fund's shares is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) on each day that the NYSE is open for business (the
"Valuation Time"). To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. If different classes of the Fund were offered, which is not contemplated at this time, the NAV of the various classes of the Fund may vary because of the different expenses that may be charged against shares of different classes of the Fund.

         Shares are bought at the public offering price per share next determined after a request has been received in proper form. The public offering price of the Fund's Institutional Shares is equal to the net asset value. Shares held by you are sold at the NAV per share next determined after a request has been received in proper form, less any applicable redemption fee on shares held for six (6) months or less. Any request received in proper form before the Valuation Time will be processed the same business day. Any request received in proper form after the Valuation Time will be processed the next business day.

         The Fund's securities are valued at current market prices. Domestic exchange traded equity securities (other than options and those that trade on NASDAQ) are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities held short), as reported by such exchanges. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price ("NOCP") (which is the last trade price at or before 4:00:02 (EST) adjusted up to NASDAQ's best offer price if the last trade is below such bid and down to NASDAQ's best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of the Fund's net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed "stale" and the value will be determined at fair value. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange.

         Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above.

         Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Adviser under the supervision of the Board.

         Debt securities (other than convertible securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Adviser monitors the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less are, absent unusual circumstances, valued at amortized cost.

         If, in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may value the security at fair value.

         All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market-specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

         Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net asset value if the Adviser's judgments regarding appropriate valuations should prove incorrect.

         The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's net asset value. As a result, the redemption or purchase of shares at a time when the Fund owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders. Fair values assigned to the Fund's investments also affect the amount of the Advisory Fee.

                                PURCHASING SHARES

         SHARE CLASS ALTERNATIVES. The Fund currently only offers one class of shares, Institutional Shares, which are being offered by this Prospectus.

         You may purchase Institutional Shares of the Fund directly from ALPS Distributors, Inc. (the "Distributor") or through brokers or dealers who are authorized by the Distributor to sell Institutional Shares of the Fund. Institutional Shares of the Fund are also offered through financial supermarkets, advisers and consultants and other investment professionals. There are no sales charges in connection with purchasing Institutional Shares of the Fund. Investment professionals who offer Institutional Shares typically require the payment of fees from their individual clients. If you invest through a third party, the policies and fees are in addition to those described in this Prospectus. For example, third parties may charge transaction or asset-based fees, or set different minimum investment amounts.

         SHARE TRANSACTIONS. You may purchase additional shares or redeem Fund shares by contacting any broker authorized by the Distributor to sell Institutional Shares of the Fund, by contacting the Fund at GLG Investment Series Trust, P.O. Box 13793, Denver, Colorado 80201 or by telephoning 1-877-593-0323. Brokers may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement with the broker.

         CUSTOMER IDENTIFICATION PROGRAM. To comply with the USA PATRIOT Act of 2001 and the Fund's Anti-Money Laundering Program, you are required to provide certain information to the Fund when you purchase shares. As a result, the Fund must obtain the following information for each person that opens a new account:

         o    Full name;

         o    Date of birth (for individuals);

         o Permanent street address (not a post office box, although you may still use a post office box as your mailing address); and

         o Social Security number, taxpayer identification number, or other identifying number.

         You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

         After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

         If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

         MINIMUM INVESTMENTS. The minimum initial investment for Institutional Shares of the Fund is $100,000. Subsequent investments must be in amounts of $10,000 or more. The Fund may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Fund or the Adviser. The Fund may also waive the minimum investment requirement for purchases by other affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The subsequent investments minimum amount may be waived in the discretion of the Adviser. The Board may also change minimum investment amounts at any time. The Fund retains the right to refuse to accept an order.

         PURCHASES BY MAIL. For initial purchases, the account application, which accompanies this Prospectus, should be completed, signed and mailed to the Fund at GLG Investment Series Trust, P.O. Box 13793, Denver, Colorado 80201 together with your check payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

         INVESTING BY WIRE. You may purchase shares by requesting your bank to transmit by wire directly to the Fund. To invest by wire, please call the Fund at 1-877-593-0323 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Fund. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

         GENERAL. The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase Institutional Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

         You may redeem Institutional Shares of the Fund at any time and in any amount by mail or telephone. For your protection, ALPS Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, will not redeem your Institutional Shares until it has received all information and documents necessary for your request to be considered in "proper order." The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions. The Fund's procedure is to redeem Institutional Shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. A redemption fee of two percent (2.00%) of the then-current value of the shares redeemed is imposed on redemptions of the Fund's Institutional Shares made within six (6) months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. The Fund reserves the right to waive this fee. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

         If you sell Institutional Shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

         Delivery of the proceeds of a redemption of Institutional Shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

         BY MAIL. To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Fund at 1-877-593-0323 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

         BY TELEPHONE. You may redeem your shares by telephone if you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Fund. Once your telephone authorization is in effect, you may redeem shares by calling the Fund at 1-877-593-0323. There is no charge for establishing this service. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Fund at GLG Investment Series Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

         BY WIRE. If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Fund. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

                             ADDITIONAL INFORMATION

         SIGNATURE GUARANTEES. To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration;
(2) all requests to transfer the  registration  of shares to another owner;  and
(3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

         In the case of redemption by mail, signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Fund may waive these requirements in certain instances.

         An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program and the Stock Exchanges Medallion Program.

         PROPER FORM. Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

         SMALL ACCOUNTS. Due to the relatively higher cost of maintaining small accounts, the Fund may redeem the shares in your account if it has a value of less than the required minimum investment. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Fund will not close your account if it falls below the required minimum solely because of a market decline. The Fund reserves the right to waive this fee.

         FREQUENT PURCHASES AND SALES OF FUND SHARES. Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund's portfolio by its Portfolio Manager, increase portfolio transaction costs, and have a negative effect on the Fund's long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Portfolio Manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund's performance.

         Funds (such as this Fund) that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). In addition, if the Fund invests in certain smaller capitalization companies that are, among other things, thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage and other potential pricing inefficiencies, there remains potential for short-term arbitrage trades to dilute the value of Fund shares.

         Because of the potential harm to the Fund and its long term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional purchases of Fund shares by shareholders who are believed by the Fund to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Fund reserves the right to reject any purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases of Fund shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

         In an effort to deter market timing or other abusive trading activities, the Fund imposes a redemption fee of 2% of the then-current value of any shares redeemed within six (6) months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. This redemption fee is meant to prevent short-term trading in the Fund. The Fund reserves the right to waive this fee. The redemption fee shall not apply towards shares purchased with the reinvestment of dividends. In determining the amount of any redemption fee, the shares having been held the longest in the account shall be considered redeemed first. The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase and redeem Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

         The Fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.

         HOW TO TRANSFER SHARES. If you wish to transfer Institutional Shares to another owner, send a written request to the Fund. Your request should include:
(i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed;
(iv) any stock certificates which have been issued for the Institutional Shares being transferred; (v) signature guarantees (See "Signature Guarantees"); and
(vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Fund at 1-877-593-0323.

         ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS. Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

         SHAREHOLDER COMMUNICATIONS. The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at 1-877-593-0323.

         GENERAL. The Fund will not be responsible for any losses from unauthorized transactions (such as purchases or sales) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

                             DISTRIBUTIONS AND TAXES


         DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains. Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV.
Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

         Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." To avoid buying a dividend, check the Fund's distribution schedule before you invest.

         TAXES. In general, Fund distributions are taxable to you as ordinary income, qualified dividend income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any long-term capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income, except that distributions that are designated as "qualified dividend income" will be taxable at the rates applicable to long-term capital gains. Absent future legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. The one major exception to these tax principles is that distributions on, and sales, and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable.

         When you sell shares of the Fund, you may have a capital gain or loss. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

         Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

         By law, the Fund must withhold 28% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or fail to certify that your TIN is correct and that you are a U.S. person, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

         For more information regarding the U.S. tax treatment of an investment in the Fund, please refer to the SAI dated August 19, 2010, which is on file with the SEC and is incorporated by reference into this Prospectus.

                           GLG INVESTMENT SERIES TRUST
                                 PRIVACY NOTICE

         We collect the following nonpublic personal information about you:

         o Information we receive from you on or in applications or other forms, our website (if any), correspondence, or conversations, including, but not limited to, your name, address, phone number, Social Security number, assets, income, and date of birth.

         o Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost-basis information, and other financial information.

         We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

         In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a securities dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.




                                                      NOT PART OF THE PROSPECTUS

         You'll find more information about the Fund in the following documents:

         ANNUAL AND SEMI-ANNUAL REPORTS

         Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. The Fund's first available report will be its semi-annual report for the period ending November 1, 2010.

         STATEMENT OF ADDITIONAL INFORMATION

         For more information about the Fund, you may wish to refer to the SAI dated August 19, 2010, which is on file with the SEC and is incorporated by reference into this Prospectus.

         TO OBTAIN INFORMATION:

         You can obtain a free copy of the SAI and the annual and semi-annual reports, when available, by writing to GLG Investment Series Trust, P.O. Box 13793, Denver, Colorado 80201, by calling toll free 1-877-593-0323. General inquiries regarding the Fund may also be directed to the above address or telephone number.

         Information about the Fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.















(Investment Company Act File No. 811- 22360)

                        GLG INTERNATIONAL SMALL CAP FUND

                     A series of GLG Investment Series Trust

                                 390 Park Avenue
                               New York, NY 10022



                       STATEMENT OF ADDITIONAL INFORMATION



                                 August 19, 2010


          GLG International Small Cap Fund (the "Fund"), a diversified series of GLG Investment Series Trust (the "Trust"), is an open-end management investment company organized on November 10, 2009 as a statutory trust under the laws of the State of Delaware. The investment objective of the Fund is to achieve maximum capital appreciation. The Fund pursues its objective primarily by investing its assets in the equity securities of small capitalization companies located outside of the United States.

          GLG Inc. (the "Adviser") serves as the investment adviser of the Fund.

          Information about the Fund is set forth in a separate prospectus for the Fund, dated August 19, 2010 (the "Prospectus"), which provides the basic information you should know before investing. To obtain a copy of the Prospectus, please write to GLG Investment Series Trust, P.O. Box 13793, Denver, Colorado 80201, or call 1-877-593-0323. This Statement of Additional Information ("SAI") is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund and the Trust, and it should be read in conjunction with the Prospectus.

                                TABLE OF CONTENTS


THE FUND.......................................................................1

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS..............................1

MANAGEMENT OF THE COMPANY.....................................................18

INVESTMENT ADVISER AND ADVISORY AGREEMENT.....................................22

PORTFOLIO TRANSACTIONS........................................................26

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS...................................27

CODE OF ETHICS................................................................28

PROXY VOTING PROCEDURES.......................................................28

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS..............................30

DISTRIBUTION..................................................................30

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES..............................31

SPECIAL SHAREHOLDER SERVICES..................................................32

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................33

GENERAL INFORMATION...........................................................39

FINANCIAL STATEMENTS..........................................................43

                                    THE FUND

          GLG Investment Series Trust (the "Trust") was organized under the laws of the State of Delaware on November 10, 2009. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund." This SAI relates to the GLG International Small Cap Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Trust. The Fund is a "diversified company," as that term is defined in the 1940 Act.

          This SAI relates to the Institutional Shares of the Fund, currently the only class of shares offered by the Fund. The Fund is also authorized to offer other classes of shares but such shares have not been offered as of the date of this SAI. Institutional Shares impose no front-end sales charge, charge a two percent (2.00%) redemption charge if shares are redeemed within six (6) months of purchase and do not charge Rule 12b-1 fees.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

          The Fund seeks to achieve maximum capital appreciation. All investments entail some market and other risks. For instance, there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS, STRATEGIES AND RISKS

          Information contained in this SAI expands upon information contained in the Fund's Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

          CONVERTIBLE SECURITIES. The Fund may invest in convertible securities and considers such securities to be "equity securities" for purposes of its investment strategies. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Fund may have to pay more for a convertible security than the value of the underlying common stock.

          WARRANTS. The Fund may invest in warrants and considers such securities to be "equity securities" for purposes of its investment strategies. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

          ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount which the Fund has valued the securities. Illiquid securities include generally, among other things, (i) private placements and other securities that are subject to legal or contractual restrictions on resale (except for "Rule 144A" securities, which may, under certain circumstances, as discussed below, be treated as liquid) or for which there is no readily available market (e.g., when trading in the security is suspended, or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter derivatives and assets used to cover over-the-counter derivatives, and (iii) repurchase agreements that mature in more than seven days. Generally, less public information is available about the issuers of whose securities are not publicly traded than about issuers whose securities are publicly traded. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as "illiquid" for purposes of this limit on investments in accordance with procedures adopted by the Trust's Board of Trustees (the "Board").

          DEBT SECURITIES. The Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. Debt securities include obligations of governments, instrumentalities and corporations. The debt securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Rating Group ("S&P"), or foreign securities not subject to standard credit ratings, which the Adviser believes are of comparable quality. Debt securities rated Baa by Moody's or BBB by S&P are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.

          STRATEGIC TRANSACTIONS. The Fund may utilize a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates, and broad specific equity or fixed-income market movements). Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and institutional investors. Techniques and instruments may change over time as new instruments and strategies develop and regulatory changes occur.

          In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

          When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as they are in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could also be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

          OPTIONS. The Fund may purchase and sell options as described herein.

          PUT AND CALL OPTIONS. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund may purchase a put option on a security to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in market value by giving the Fund the right to sell such instrument at the option exercise price. Such protection is, of course, only provided during the life of the put option when the Fund is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

          A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument.

          When writing a covered call option, the Fund, in return for the premium, gives up the opportunity to profit from a market increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

          The premium received is the market value of an option. The premium the Fund will receive from writing a call option, or, which it will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply and demand for credit conditions, and the general interest rate environment. The premium received by the Fund for writing covered call options will be recorded as a liability in its statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value ("NAV") per share is computed (currently, the close of regular trading on the New York Stock Exchange ("NYSE")), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

          The premium paid by the Fund when purchasing a put option will be recorded as an asset in its statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's NAV per share is computed, or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

          The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

          The Fund will purchase a call option only to close out a covered call option it has written. It will write a put option only to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security.

          Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If it cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

          Options written by the Fund will normally have expiration dates between three months and one year from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional brokerage commissions will be incurred.

          The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

          An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

          With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlement may become available in the future. Index options and Eurocurrency instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

          The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

          The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

          OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.

          Although not required to do so, the Fund generally expects to enter into OTC options that have cash settlement provisions. Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option.

          As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization (a "NRSRO"). The staff of the U.S. Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by the Fund and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

          If the Fund sells a call option, the premium that it receives may serve as a partial hedge against a decrease in the value of the underlying securities or instruments in its portfolio. The premium may also increase the Fund's income. The sale of put options can also provide income.

          The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, and Eurocurrency instruments (see "Eurocurrency Instruments" below for a description of such instruments) that are traded in U.S. and foreign securities exchanges and in the over-the-counter markets, and futures contracts.

          The Fund may purchase and sell call options on currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

          The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, convertible securities, and Eurocurrency instruments (whether or not the Fund holds the above securities in its portfolio), and futures contracts. The Fund may not purchase or sell futures contracts on individual corporate debt securities. The Fund may purchase and sell put options on currencies. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale, which may cut off the holding period for the security. Consequently, the purchase of a put is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

          OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund may also purchase and sell call and put options on securities indices and other financial indices. By doing so, the Fund can achieve many of the same objectives that it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value.

          The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or any other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

          FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes and for risk management purposes. The use of futures for hedging is intended to protect the Fund from
(1) the risk that the value of its portfolio of investments in a foreign market may decline before it can liquidate its interest, or (2) the risk that a foreign market in which it proposes to invest may have significant increases in value before it actually invests in that market. In the first instance, the Fund will sell a future based upon a broad market index which it is believed will move in a manner comparable to the overall value of securities in that market. In the second instance, the Fund will purchase the appropriate index as an "anticipatory" hedge until it can otherwise acquire suitable direct investments in that market. As with the hedging of foreign currencies, the precise matching of financial futures on foreign indices and the value of the cash or portfolio securities being hedged may not have a perfect correlation. The projection of future market movement and the movement of appropriate indices is difficult, and the successful execution of this short-term hedging strategy is uncertain.

          Regulatory policies governing the use of such hedging techniques require the Fund to provide for the deposit of initial margin and the segregation of suitable assets to meet its obligations under futures contracts. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurocurrency instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

          The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements, particularly the rules and regulations of the Commodity Futures Trading Commission. The Fund will use such techniques only for bona fide hedging, risk management (including duration management) or other portfolio management purposes, including enhancing returns. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances) with a financial intermediary as security for its obligations. Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantage price or that delivery will occur.

          The segregation requirements with respect to futures contracts and options thereon are described below.

          CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract between the parties, at a specified price. These contracts are traded in the interbank market and conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement or commissions charges. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies. Currency swaps operate similarly to an interest rate swap (described below). The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO, or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

          Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the Fund is engaging in proxy hedging (see "Proxy Hedging," below). If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

          Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure and transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

          The Fund's dealing in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging").

          TRANSACTION HEDGING. Transaction Hedging occurs when the Fund enters into a currency transaction with respect to specific assets or liabilities. These specific assets or liabilities generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income there from.

          The Fund may use transaction hedging to preserve the United States dollar price of a security when they enter into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

          POSITION HEDGING. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund may use position hedging when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

          The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

          CROSS HEDGING. The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or expects to have portfolio exposure.

          PROXY HEDGING. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and buying U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers that the Swedish krona is linked to the euro, the Fund holds securities denominated in Swedish krona and the Adviser believes that the value of Swedish krona will decline against the U.S. dollar, the Adviser may enter into a contract to sell euros and buy U.S. dollars.

          COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction or when the Adviser believes that it is in the Fund's best interests to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

          EUROCURRENCY INSTRUMENTS. The Fund may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed income instruments are linked.

          SEGREGATED AND OTHER SPECIAL ACCOUNTS. In addition to other requirements, many transactions require the Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise price industry or other on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price. A currency contract which obligates the Fund to buy or sell currency will generally requires the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

          OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange-listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange-listed options sold by the Fund generally settle with physical delivery, and the Fund will segregate an amount of liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

          In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating sufficient liquid assets. Such assets may consist of cash, cash equivalents, liquid debt securities or other liquid assets.

          With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

          Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets, if the Fund holds a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations.

          If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, liquid assets equal to any remaining obligation would need to be segregated.

          The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

          DEPOSITARY RECEIPTS. American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

          Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The Fund may also invest in EDRs, GDRs and RDCs. EDRs, GDRs and RDCs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U.S.

          U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. government agencies or U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision.

          REPURCHASE AGREEMENTS. The Fund may purchase securities pursuant to repurchase agreements. Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve System or a registered broker-dealer which the Adviser deems creditworthy, subject to the seller's agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Fund's custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

          INITIAL PUBLIC OFFERINGS. Initial Public Offerings ("IPOs") occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

          Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

          The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

          The effect of an IPO investment can have a magnified impact on the Fund's performance when the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of the Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Fund's assets as it increases in size and therefore have a more limited effect on the Fund's performance.

          There can be no assurance that IPOs will continue to be available for the Fund to purchase. The number or quality of IPOs available for purchase by the Fund may vary, decrease or entirely disappear. In some cases, the Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

          PORTFOLIO TURNOVER. Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective.

          BORROWING MONEY. The Fund does not intend to borrow money for the purpose of purchasing securities ("leverage"), but may borrow from banks up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes; provided that the Fund will not purchase any additional investments, except for bona fide hedging purposes, while such borrowings are outstanding. Borrowing involves the creation of a liability that requires the Fund to pay interest.

          The risks of borrowing include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund's investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

          EXCHANGE TRADED FUNDS AND OTHER SIMILAR INSTRUMENTS. Shares of exchange traded funds ("ETFs") and other similar instruments may be purchased by the Fund. These investments may be used for hedging purposes or to seek to increase total return. Generally, an ETF is an investment company that is registered under the 1940 Act that holds a portfolio of common stocks designed to track the performance of a particular index or index segment. Similar instruments, issued by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or a basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

          Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (1) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value. The Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. A short sale involves the sale of shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price. If the price of the shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction.
Conversely, if the price of the shares sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited, because there is no limit on the possible increase in market price of the securities sold short. Typically, if the Fund effects short sales of ETFs it will offset short positions with long positions to limit the potential loss in the event of an increase in market price of the ETFs sold short.

          Because ETFs and pools that issue similar instruments incur various fees and expenses, the Fund's investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser will consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument. The Fund will limit its aggregate investments in ETFs and other similar instruments (i.e., its long positions in ETFs and similar instruments). Limitations of the 1940 Act, which prohibit the Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict the Fund's ability to purchase shares of certain ETFs.

          The 1940 Act generally prohibits the Fund from acquiring the securities of another investment company (including most ETFs) if the Fund, immediately after such acquisition, would own: (i) more than 3% of the voting securities of such company; (ii) securities issued by such company having an aggregate value in excess of 5% of the Fund's total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the Fund's total assets.

          LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund's total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while earning returns on the cash amounts invested in short-term investments.

          A loan may be terminated by the borrower on one business day's notice, or by the Trust on two business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Trust may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund's transaction costs. However, loans of securities will be made only to companies the Adviser deems to be creditworthy (such creditworthiness will be determined based on procedures approved by the Board) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

          When voting or consent rights that accompany loaned securities pass to the borrower, the Trust will follow the policy of seeking to call the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder's, administrative, and custodial fees in connection with loans of securities.

          MONEY MARKET MUTUAL FUNDS. For liquidity purposes, the Fund may invest a portion of its assets in the shares of money market mutual funds. The Fund will incur additional expenses due to the duplication of fees and other costs to the extent it invests in shares of money market mutual funds.

INVESTMENT RESTRICTIONS

          The Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. When used in this SAI and in the Prospectus, a "majority" of the Fund's outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

          The Fund may not:

          1. Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided, that this does not apply to U.S. Government Securities (as defined herein).

          2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitations do not apply to U.S. Government securities and securities of other investment companies).

          3. Borrow money or issue "senior  securities"  (as defined by the 1940
Act), except to the extent permitted by the 1940 Act or the rules, regulations or interpretations thereof.

          4. Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities; and (iii) by entering into repurchase agreements.

          5. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

          6. Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

          7. Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon, and may purchase and sell foreign currency and foreign currency options and futures and may enter into forward foreign currency contracts.

          Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this SAI or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund's investments or in the net assets of the Fund will not constitute a violation of such percentage limitation.

OTHER REGULATORY RESTRICTIONS

          LIMITATIONS ON INVESTMENTS IN SECURITIES RELATED ISSUERS. The 1940 Act generally restricts the Fund from investing in securities issued by brokers, dealers, underwriters, registered investment advisers, and any investment adviser to a registered investment company. Specifically, the Fund may only invest in such issuers, if: (i) immediately after the acquisition of any equity security (which includes warrants and convertible securities) of the company, the Fund does not own more than 5% of the class of the company's equity securities; (ii) immediately after the acquisition of any debt security of the company, the Fund does not own more than 10% the outstanding principal amount of the company's debt securities; or (iii) immediately after the acquisition, the Fund does not have invested more than 5% of its total assets in the company.

          LIMITATIONS ON INVESTMENTS IN INSURANCE COMPANIES. The 1940 Act generally prohibits the Fund from acquiring any security issued by an insurance company of which the Fund does not own at least 25% of the total outstanding voting stock, if the Fund would then own more than 10% of the total outstanding voting stock of the insurance company.

                            MANAGEMENT OF THE COMPANY

Trustees and Officers

          The Board has overall responsibility for monitoring the operations of the Trust and the Fund and for supervising the services provided by the Adviser and other organizations. The officers of the Trust are responsible for managing the day-to-day operations of the Trust and the Fund.

          Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations during the past five years.

                                                         Independent Trustees

-------------------- ---------------- -------------- -------------------------------------------- --------------------
                                      Term of
                     Position(s)      Office and                                                  Other
Name, Address and    Held with the    Length of      Principal  Occupation(s) During the Past     Directorships Held
Age                  Trust            Time Served    Five Years                                   by Trustee
-------------------- ---------------- -------------- -------------------------------------------- --------------------
Gregory E. Barton    Trustee          Indefinite/    Executive Vice President/General             Wisdom Tree Trust
390 Park Avenue,                      Since          Counsel/Secretary, TheStreet.com; General
New York, NY                          July, 2010     Counsel/Secretary, Martha Stewart Living     Alliance
10022, age 48                                        Omnimedia, Inc.; Executive Vice              Semiconductor
                                                     President/General Counsel/Secretary, Ziff    Corporation
                                                     Davis Media Inc.

-------------------- ---------------- -------------- -------------------------------------------- --------------------
Aniello A. Bianco,   Trustee          Indefinite/    Vice President, Hildebrandt International    GLG Investments PLC
390 Park Avenue,                      Since          (consultancy); Management Committee
New York, NY                          July, 2010     Advisor/Managing Director, Chadbourne &      Cytogel Pharma LLC
10022, age 70                                        Parke LLP

-------------------- ---------------- -------------- -------------------------------------------- --------------------
J. David Officer,    Trustee          Indefinite/    COO/Vice Chair/Director, The Dreyfus         The Dreyfus
390 Park Avenue,                      Since          Corporation; President/Director, MBSC        Corporation
New York, NY                          July, 2010     Securities Corporation;
10022, age 61                                        President/Director, Dreyfus Service          MBSC Securities
                                                     Corporation; Chairman of Board of            Corporation
                                                     Managers/President/CEO, Founders Asset
                                                     Management; Manager of Board of              Dreyfus Service
                                                     Managers/President, MBSC, LLC;               Corporation

-------------------- ---------------- -------------- -------------------------------------------- --------------------

                                                           -18-




-------------------- ---------------- -------------- -------------------------------------------- --------------------
                                      Term of
                     Position(s)      Office and                                                  Other
Name, Address and    Held with the    Length of      Principal  Occupation(s) During the Past     Directorships Held
Age                  Trust            Time Served    Five Years                                   by Trustee
-------------------- ---------------- -------------- -------------------------------------------- --------------------

                                                     Chairman/Director, Dreyfus Transfer, Inc.;
                                                     Director/Vice President, Dreyfus Service     Dreyfus Transfer,
                                                     Organization, Inc.; Director, Seven Six      Inc.
                                                     Seven Agency, Inc; Director, Mellon
                                                     Residential Funding Corp.; Executive Vice    Dreyfus Service
                                                     President, Mellon Bank, N.A., BNY Mellon,    Organization, Inc.
                                                     N.A., The Bank of New York Mellon;
                                                     Chairman, Laurel Capital Advisors; CEO, SM   Seven Six Seven
                                                     ARIA; Director, Mellon United National       Agency, Inc
                                                     Bank; Manager, BNY Mellon Investment
                                                     Office GP LLC; President, The Dreyfus        Mellon Residential
                                                     Family of Funds; Vice President, BNY         Funding Corp.
                                                     Mellon Funds Trust;
                                                     Chairman/President/CEO, Mellon               Mellon United
                                                     Institutional Funds Investment Trust;        National Bank
                                                     Chairman/President/CEO, Mellon
                                                     Institutional Funds Master Portfolio;        Dreyfus Fund
                                                     Chairman/President/CEO, Mellon Optima L/S    International
                                                     Strategy Fund LLC; President, Dreyfus        Limited
                                                     Funds, Inc.; President/Principal Executive
                                                     Officer, Dreyfus Founders Funds, Inc.;
                                                     Director, Dreyfus Fund International
                                                     Limited
-------------------- ---------------- -------------- -------------------------------------------- --------------------


                                                      -19-




                                                   Interested Trustees and Officers


-------------------- ---------------- -------------- -------------------------------------------- --------------------
                                      Term of
                     Position(s)      Office and                                                  Other
Name, Address and    Held with the    Length of      Principal  Occupation(s) During the Past     Directorships Held
Age                  Trust            Time Served    Five Years                                   by Trustee
-------------------- ---------------- -------------- -------------------------------------------- --------------------
Simon White*,        Trustee and      Indefinite/    Chief Operating Officer, GLG Partners,       N/A
390 Park Avenue,     Chief            Since          Inc.; Chief Financial Officer, GLG
New York, NY         Executive        July, 2010     Partners, Inc.; Chief Operating Officer,
10022, age 51        Officer                         GLG Partners LP

-------------------- ---------------- -------------- -------------------------------------------- --------------------
Nadine Le Gall,      Chief            Indefinite/    Chief Compliance Officer, GLG Inc.; Chief    N/A
390 Park Avenue,     Compliance       Since          Compliance Officer, Zwirn Financial
New York, NY         Officer          July, 2010     Services, LLC; Managing Director/Deputy
10022, age 40                                        Chief Compliance Officer, D.B. Zwirn &
                                                     Co., L.P.; Corporate Secretary/Designated
                                                     Supervisory Principal, Pequot Financial
                                                     Services, Inc.; Vice President/Senior
                                                     Compliance Officer, Pequot Capital
                                                     Management, Inc.

-------------------- ---------------- -------------- -------------------------------------------- --------------------
Ashim Gulati,        Chief            Indefinite/    Financial Controller, GLG Partners, Inc.;    N/A
390 Park Avenue,     Financial        Since          Financial Director, Evercore Partners
New York, NY         Officer          July, 2010
10022, age 41
-------------------- ---------------- -------------- -------------------------------------------- --------------------

* Mr. White is an "interested person" (as defined by the 1940 Act) of the Trust.  Mr. White is the Chief Operating
  Officer of GLG Partners, Inc.



          Each Trustee holds office for an indefinite term and until the earlier of: the Trust's next annual meeting of shareholders and the election and qualification of his successor; or until the date a Trustee dies, resigns or is removed in accordance with the Trust's Articles of Incorporation and By-laws. Each officer holds office at the pleasure of the Board of Trustees and serves for a period of one year, or until his successor is duly elected and qualified. Certain officers of the Trust also may serve as a Trustee.

          The Trustees who are not "interested persons," as defined by the 1940 Act, of the Trust (the "Independent Trustees") receive compensation for their services as Trustee and attendance at meetings of the Board of Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

BOARD COMMITTEES

          The Trust has established an Audit Committee, which is responsible for advising the Board with respect to accounting, auditing and financial matters affecting the Trust. The Audit Committee consists of all the Independent Trustees. As the Trust is newly organized, no meetings of the Audit Committee have been held as of the date of this SAI.

The Trust has established a Governance and Nominating Committee, which is responsible for overseeing the composition of the Board and the various committees of the Board and for identifying and nominating qualified individuals to serve as Independent Trustees. The Governance and Nominating Committee does not currently consider nominees recommended by shareholders of the Fund. As the Fund is newly organized, no meetings of the Governance and Nominating Committee have been held as of the date of this SAI.

TRUSTEES' OWNERSHIP OF FUND SHARES

          As of December 31, 2009, the Trustees beneficially owned the following dollar range of equity securities in the Fund as indicated below:



Name of Trustee                          Dollar Range of Equity  Securities in  Aggregate   Dollar  Range  of  Equity
                                         the Fund                               Securities  in All Funds of the Trust
                                                                                Overseen by the Trustee
---------------------------------------- -------------------------------------- --------------------------------------
Gregory E. Barton                        None                                   None
Aniello A. Bianco                        None                                   None
J. David Officer                         None                                   None
Simon White                              None                                   None




TRUSTEE INTEREST IN ADVISER, DISTRIBUTOR, OR AFFILIATES

          As of the end of the most recently completed calendar year, neither the Trustees who are not "interested" persons, as defined by the 1940 Act, of the Fund nor members of their immediate families, owns or has owned securities beneficially or of record in the Adviser, the Distributor, or any affiliate of the Adviser or Distributor during the past two calendar years, as shown by the chart below. Accordingly, as of the end of the most recently completed calendar year, neither the Trustees who are not "interested" persons, as defined by the 1940 Act, of the Fund nor members of their immediate families, have or had a direct or indirect interest, the value of which exceeds $120,000 in the Adviser, the Distributor, or any of their affiliates during the past two calendar years.

TRUSTEE MATERIAL INTEREST IN ANY TRANSACTIONS WITH ADVISER, DISTRIBUTOR, OR AFFILIATES

          During the two most recently completed calendar years, neither the Trustees who are not "interested" persons, as defined by the 1940 Act, of the Trust nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor, or any affiliate of the Adviser or Distributor was a party.

TRUSTEE COMPENSATION

          Each Trustee who is not an "interested person," as defined by the 1940 Act, of the Trust will be paid an annual retainer of $8,000. Officers of the Trust, all of whom are members, officers, or employees of the Adviser, or their affiliates, receive no compensation from the Trust. Trustee compensation expected to be received from the Trust for the 2010 fiscal year is set forth below.


-------------------- ---------------------- ------------------- ---------------- ------------------------------
                                            Pension  or
                                            Retirement
                     Aggregate              Benefits Accrued    Estimated Annual Total Compensation from
                     Compensation from      as Part of Fund     Benefits Upon    Trust and Fund Complex**
Name of Trustee      Fund*                  Expenses            Retirement       Paid to Trustees
-------------------- ---------------------- ------------------- ---------------- ------------------------------
Gregory E. Barton    $8,000                 $0                  $0               $8,000
-------------------- ---------------------- ------------------- ---------------- ------------------------------
Aniello A. Bianco    $8,000                 $0                  $0               $8,000
-------------------- ---------------------- ------------------- ---------------- ------------------------------
J. David Officer     $8,000                 $0                  $0               $8,000
-------------------- ---------------------- ------------------- ---------------- ------------------------------
Simon White          $0                     $0                  $0               $0
-------------------- ---------------------- ------------------- ---------------- ------------------------------


* The Board held its initial meeting on July 21, 2010. Aggregate and total compensation received from the Trust is an estimate based on anticipated meetings during the 2010 fiscal year.

** There are currently no other funds in the Fund Complex.


                    INVESTMENT ADVISER AND ADVISORY AGREEMENT

Investment Adviser

          GLG Inc., 390 Park Avenue, New York, New York 10022 (the "Adviser"), is the Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was organized on April 19, 2000 as a Delaware corporation. The Adviser is a subsidiary of GLG Partners, Inc., a publicly-traded asset management company that offers its clients a diverse range of alternative and traditional investment products and account management services. The Adviser and its affiliates provide investment advisory services to select institutions and high net worth worldwide, specializing in discretionary asset management.

          The Adviser provides investment advisory services pursuant to an Investment Advisory Agreement (the "Advisory Agreement") dated July 21, 2010, between the Adviser and the Trust. The Advisory Agreement has an initial term expiring on July 21, 2012, and may be continued in effect from year to year thereafter subject to the approval thereof by (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust or the Adviser (the "Independent Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder. A discussion regarding the Board's approval of the Advisory Agreement and the factors the Board considered will be included in the Fund's first semi-annual report to shareholders.

          The Adviser manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board. Certain of the Adviser's affiliates may provide administrative, trading and other support or services to the Adviser. The Adviser is responsible for all investment decisions for the Fund and for the purchase and sale of investments for the Fund's portfolio. The Adviser also provides such additional administrative services as the Trust or the Fund may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Trust and the Fund. In addition, the Adviser pays the salaries of officers of the Trust who are employees of the Adviser and any fees and expenses of Trustees of the Trust who are also officers, directors, or employees of the Adviser or who are officers or employees of any company affiliated with the Adviser and bears the cost of telephone service, heat, light, power, and other utilities associated with the services it provides.

          The Fund bears all expenses incurred in its business and operations other than those borne by the Adviser under the Advisory Agreement, including, without limitation, all investment related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased and margin fees), any payments pursuant to any plan of distribution adopted by the Fund; the fees, charges and expenses of any registrar, custodian, accounting agent, administrator, stock transfer and dividend disbursing agent; brokerage commissions; entity-level taxes; registration costs of the Fund and its shares under federal and state securities laws; the costs and expenses of engraving and printing stock certificates; the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees and members of any advisory board or committee who are not also officers, directors or employees of the Adviser or who are not officers or employees of any company affiliated with the Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel to the Trust and its Trustees; fees and expenses of the Trust's independent accountants; membership dues of industry associations; interest payable on borrowings; postage; insurance premiums on property or personnel (including, but not limited to, officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto).

          In consideration of the services provided by the Adviser, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% on the average daily net assets of the Fund.

          GLG Partners, Inc. recently announced that it has agreed to be acquired by Man Group plc ("Man"), a publicly-traded alternative investment management company that provides alternative investment products and solutions to private investors and institutions. The proposed acquisition has been unanimously approved by the board of directors of GLG Partners and is subject to GLG Partners and Man shareholder approvals and regulatory approvals. The acquisition transaction is expected to close in the third quarter of 2010 (the "Closing") and following the acquisition, GLG will be a wholly owned subsidiary of Man. In anticipation of the Closing, the Board has approved an additional advisory agreement with the Adviser that would take effect, and replace the current Advisory Agreement, upon the Closing. In approving the additional advisory agreement, the Board took into account that Man would control the Adviser following the Closing. Other than with respect to the effective date, the additional advisory agreement is identical to the current Advisory Agreement. Implementation of the additional advisory agreement was also approved by the Fund's sole shareholder.

PORTFOLIO MANAGER

          Daniel Geber serves as the sole Portfolio Manager of the Fund and is primarily responsible for all investment-related services provided to the Fund by the Adviser. The following table provides information regarding accounts managed by the Portfolio Manager as of the date of this SAI:




--------------------------- ----------------------------------- ---------------- ----------------- ----------------- ---------------
                                                                                                      Number of       Total Assets
                                                                                                       Accounts        of Accounts
                                                                 Total Number      Total Assets      Managed with     Managed with
                                                                   of Other          of Other        Advisory Fee     Advisory Fee
                                                                   Accounts      Accounts Managed      Based on         Based on
      Portfolio Manager              Type of Accounts               Managed                          Performance       Performance
--------------------------- ----------------------------------- ---------------- ----------------- ----------------- ---------------
Daniel Geber                Registered Investment Companies:           0                $0                0                $0

--------------------------- ----------------------------------- ---------------- ----------------- ----------------- ---------------
                            Other Pooled Investment Vehicles:          3           $56,706,253            1            $35,973,909

--------------------------- ----------------------------------- ---------------- ----------------- ----------------- ---------------
                            Other Accounts:                            0                $0                0                $0

--------------------------- ----------------------------------- ---------------- ----------------- ----------------- ---------------


          PORTFOLIO MANAGER COMPENSATION. For his services, Mr. Geber receives a fixed annual salary plus a discretionary bonus determined by senior management. Mr. Geber does not receive compensation that is based upon the Fund's pre- or after-tax performance, or the value of the assets held by the Fund. Mr. Geber does not receive any special or additional compensation from the Adviser for his services as Portfolio Manager of the Fund. Mr. Geber is a shareholder of GLG Partners, Inc., a public company that is the parent company of the Adviser. As a shareholder of GLG Partners, Inc., Mr. Geber is entitled to share in any dividends or appreciation of the public company's stock.

          Ownership of Fund Shares by Portfolio Manager. As of May 31, 2010, Mr. Geber does not have any beneficial ownership in the Fund.

CONFLICTS OF INTEREST

          THE ADVISER. The Adviser and its affiliates ("GLG") provide investment advisory services to accounts other than the Fund. GLG and its officers or employees who assist in providing services to the Fund are engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and other accounts managed by GLG. GLG and its officers and employees devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

          GLG ACCOUNTS. GLG manages other accounts, including those with investment strategies similar to the Fund, other pooled investment vehicles and separately managed accounts. Fees earned by GLG may vary among these accounts, and the Portfolio Manager may personally invest in these accounts. Performance-based fees earned by GLG from managing other accounts could potentially exceed the fees earned by GLG from managing the Fund. These factors could create conflicts of interest because GLG, including the Portfolio Manager, has potential incentives to favor certain accounts over others (including the Fund), resulting in other accounts outperforming the Fund.

          PARTICIPATION IN INVESTMENT OPPORTUNITIES. A conflict may also exist if GLG (including the Portfolio Manager) identifies a limited investment opportunity that may be appropriate for more than one account and the Fund may not be able to take full advantage of that opportunity because of the need to allocate that opportunity among multiple accounts. In addition, GLG may execute transactions for another account that may adversely affect the value of securities held by the Fund. However, GLG believes that these risks are mitigated by the fact that GLG has a policy that seeks to allocate opportunities among all accounts on a fair and equitable basis.

          As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not others, and securities that are being sold for some accounts may be purchased for others. Factors that could lead to differences in trading decisions for various investment strategies include, among others, in the case of conflicting positions: different investment strategies, different investment objectives and different investment guidelines and restrictions. When making allocations, the Portfolio Manager may also consider a number of factors, such as investment objectives, guidelines, and restrictions of each account, taking into consideration, among other factors, investment strategy, asset allocation, and benchmarks of each account as well as the risk/reward profile of the investment.

          The Adviser has adopted a Code of Ethics and Best Execution Guidelines, among other policies and procedures, that seek to ensure that clients' accounts are not harmed by potential conflicts of interests. The Adviser also has procedures to assure that fair and appropriate allocation of investments purchased and sold is made among all clients.

                             PORTFOLIO TRANSACTIONS

          Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with the Fund's investment objective, policies and restrictions, the securities to be purchased and sold by the Fund.

          Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Fund, where possible, will generally deal directly with the dealers who make a market in the securities involved.

          Allocation of transactions, including their frequency, to various brokers and dealers is determined by GLG in its best judgment and in a manner deemed fair and reasonable to the Fund. GLG seeks "best execution" in trading all accounts and, in doing so, it takes into account a number of factors including, among other things: commission rates (and other transactional charges), the broker's financial strength, ability to commit capital, stability, reputation, reliability, overall past performance of services, research capability and coverage and responsiveness to GLG. GLG may also take into account the value of research or other products or services that are furnished by a broker, directly or through correspondent relationships with third parties. Information and/or services so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to GLG in serving both the Fund and other clients and, conversely supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

          While GLG generally seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

          Any other GLG account may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at the same time on behalf of the Fund and another account managed by GLG, GLG's policy generally is to aggregate the transactions when GLG believes that to do so would be consistent with its policy of obtaining best execution. Each account that participates in an aggregated order will participate at the same price as all other participants in the trade, with transaction costs shared on each client account consistent with participation in the transaction. In some instances, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund.

                   DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

          The Trust has adopted a written policy relating to disclosure of its portfolio holdings governing the circumstances under which disclosure may be made to shareholders and third parties of information regarding the portfolio investments held by the Fund. Disclosure of the Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q). These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Except for these reports, or as otherwise specifically permitted by the Trust's policy, information regarding the Fund's portfolio holdings may not be provided to any person.

          Information regarding the Fund's portfolio securities, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organization for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust (the "CCO"). In connection with any such arrangement, the recipient of the information must agree to maintain the confidentiality of the information and to the information only to facilitate its rating or ranking of the Fund. The Fund's policy does not prohibit: (1) disclosure of information to GLG or to other service providers to the Trust
(including its administrator, distributor, custodian, legal counsel and auditors) or to broker and dealers through which portfolio securities are purchased and sold (but only with respect to information relating to the particular securities being purchased or sold); or (2) disclosure of holdings of or transactions in portfolio securities that is made on the same basis to all shareholders of the Fund. The CCO is authorized to approve other arrangements under which information relating to portfolio securities held by, or purchased or sold by, the Fund is disclosed to shareholders or third parties, subject to a requirement that the CCO concludes (based upon various factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and the Fund and is unlikely to affect adversely the Trust or the Fund. Any such arrangements approved by the CCO are required to be reported to the Board. The Trust believes that the standards applicable to approval of these arrangements should help assure that any disclosure of information is in the best interests of the Fund and its shareholders and that disclosure is not made under circumstances where GLG or an affiliated person of the Trust stands to benefit to the detriment of the Fund.

          The Trust's Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to the Fund's portfolio securities and is also responsible to report to the Board at least annually regarding the effectiveness of the Trust's compliance program, including its policy governing the disclosure of portfolio holdings and any material violations of that policy. Under the Trust's policy, the Adviser, the Trust and their respective affiliated persons are prohibited from receiving any direct or indirect compensation in consideration of information relating to the Fund's portfolio securities held, purchased or sold by the Fund.

          Consistent with the Trust's policy, information relating to the Fund's portfolio securities are provided to certain persons as described in the following table. Such persons are subject to duties not to trade on such information. There are no other arrangements in effect involving the disclosure of information regarding the Fund's portfolio holdings.


---------------------------------------- -------------------------------------- --------------------------------------
Type of Service Provider                 Typical   Frequency   of   Access  to  Restrictions
                                         Portfolio Information
---------------------------------------- -------------------------------------- --------------------------------------
Adviser                                  Daily                                  Ethical
---------------------------------------- -------------------------------------- --------------------------------------
Administrator and Distributor            Daily                                  Contractual and Ethical
---------------------------------------- -------------------------------------- --------------------------------------
Custodian                                Daily                                  Contractual and Ethical
---------------------------------------- -------------------------------------- --------------------------------------
Auditor                                  During annual audit                    Ethical
---------------------------------------- -------------------------------------- --------------------------------------
Legal Counsel                            Regulatory filings, board meetings,    Ethical
                                         and if a legal issue regarding the
                                         portfolio requires counsel's review.
---------------------------------------- -------------------------------------- --------------------------------------
Printers                                 Twice a year.  Printing semi-annual    No formal restrictions in place.
                                         and annual reports.                    However, printer would not receive
                                                                                portfolio information until at least
                                                                                30 days old.
---------------------------------------- -------------------------------------- --------------------------------------
Broker-Dealers  through  which the Fund  Daily access to the relevant           Contractual and Ethical
purchases    and    sells     portfolio  purchase and/or sale - no
securities                               broker/dealer has access to the
                                         Fund's entire portfolio.
---------------------------------------- -------------------------------------- --------------------------------------


                                 CODE OF ETHICS

          The Trust and the Adviser have adopted a joint code of ethics. This code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. Each of these parties monitors compliance with its code of ethics.

          The Code of Ethics is on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. In addition, the Code of Ethics is also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                             PROXY VOTING PROCEDURES

          Subject to the supervision of the Board, the Fund has authorized the Adviser to delegate responsibility to vote proxies on behalf of the Fund to GLG Partners LP, and in doing so, would implement the following proxy voting policies, which were approved by the Board.

          GLG has adopted proxy voting policies and procedures to ensure that any proxy voted on behalf of its clients is voted in a manner which is in the best interests of such clients. GLG generally will not vote proxies on behalf of its clients unless specifically instructed in writing by such clients to vote or otherwise required. GLG's portfolio management personnel ("PM") may on a case by case basis determine that certain proxies should be voted for clients that have given GLG the authority to vote proxies but have not specifically instructed GLG to vote. Proxies voted at the PM's discretion will be voted in the best interest of such clients with the goal of increasing the overall economic value of the investment. There may be times whereby GLG's portfolio management personnel invest in the same securities while managing different investment strategies and as such may vote proxies differently for such securities based on their individual investment thesis.

          Where GLG has been instructed to vote client proxies ("Proxy Client"), GLG will evaluate and vote proxies in the overall best interest of its Proxy Clients with a view toward maximizing the ultimate economic value of the investment. GLG will only vote proxies on securities currently held by clients. Proxies received for securities that are loaned will generally not be voted.

          GLG has contracted with Risk Metrics Group to provide it with proxy voting services including, but not limited to, analyses, research, recommendations and guidelines to assist GLG in voting proxies on behalf of its Proxies Clients. GLG has adopted the U.S., International, Canadian and UK proxy voting guidelines established by Risk Metrics Group which may be amended from time to time as part of these policies and procedures.

          GLG will endeavour to identify material conflicts of interest, if any, which may arise between GLG and companies with respect to voting proxies to ensure that all proxies are voted in the overall best interest of its Proxy Clients. In addition, GLG has established a Proxy Voting Committee to be responsible for monitoring compliance with this policy, resolving proxy voting issues and making proxy voting decisions where a material conflict of interest may exist.

          GLG will generally vote proxies for Proxy Clients in accordance with Risk Metrics Group's Proxy Voting Guidelines unless specifically instructed to vote otherwise by GLG's portfolio management personnel. These guidelines generally provide that (i) when the view of the company's management is favorable, GLG will generally support current management initiatives with exceptions as noted below and (ii) when the view is that changes to the management structure would probably increase shareholder value, GLG will not necessarily support current management initiatives. Exceptions in supporting current management initiatives may include:

      - Where there is a clear conflict between management and shareholder interests, the Proxy Voting Guidelines may call to elect to vote against management.

      - In general, the Proxy Voting Guidelines will call to oppose proposals that act to entrench management.


      -   In some instances,  even though GLG may support management,  there may
          be  corporate   governance   issues  that,   in  spite  of  management
          objections, GLG believes should be subject to shareholder approval.

          Furthermore, with respect to certain proxy issues including, but not limited to, option re-pricing and the terms and conditions of members of the Board of Directors, GLG may choose to vote on a case-by-case basis, which may be different from the recommendations set forth in the Proxy Voting Guidelines. Nevertheless, in voting proxies, GLG will take into account what is the overall best economic interest of its Proxy Clients. GLG will maintain documentation memorializing the decision to vote a proxy in a manner different from what is stated in the Proxy Voting Guidelines.

          GLG may abstain from voting a proxy when it is determined that the cost of voting the proxy exceeds the expected benefit to the client. Documentation will be maintained of all proxies that are not voted for Proxy Clients and the reasons therefor.

MORE INFORMATION

          The actual voting records relating to portfolio securities during the 12-month period ending June 30 will be available without charge, upon request by calling toll-free 1-877-593-0323 or by accessing the SEC's website at http://www.sec.gov. In addition, a copy of the Adviser's proxy voting policies and procedures is available by calling 1-877-593-0323 and will be sent within three business days of receipt of a request.

                CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

          As of July 1, 2010, the Fund may be deemed to be controlled by Chadbourne & Parke LLP, which provided initial capital to the Fund and owned all of the outstanding shares of the Fund. Any person beneficially owning, directly or indirectly, more than 25% of the outstanding shares of the Fund is presumed to control the Fund. Through the exercise of voting rights with respect to shares of the Fund and the Adviser may be able to determine the outcome of shareholders voting on matters as to which the approval of shareholders of the Fund is required. Principal holders are persons who own beneficially 5% or more of the outstanding shares of the Fund. The Trustees and officers of the Trust owned 0% of the outstanding shares of the Fund as of July 1, 2010.

                                  DISTRIBUTION

          ALPS Distributors, Inc. (the "Distributor"), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the principal underwriter and exclusive agent for distribution of the Fund's shares pursuant to a Distribution Agreement (the "Distribution Agreement"). The Distributor is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The offering of the Fund's shares is continuous. At present, the Fund is offering only Institutional Shares. Institutional Shares have no sales loads or distribution (i.e., 12b-1) fees.

          A 2.00% redemption fee is charged for certain redemptions made within six months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund.

                ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

PURCHASING SHARES

          You may purchase Fund shares directly from the Distributor. You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order. Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment by the time the Fund prices its shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

          Authorized institutions may charge their customers a processing or service fee in connection with the purchase or redemption of shares of the Fund. The amount and applicability of such a fee is determined and disclosed to its customers by each individual authorized institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your authorized institution will provide you with specific information about any processing or service fees you will be charged.

          The Fund reserves the right to reject any purchase order and to suspend the offering of shares. Under certain circumstances the Trust or the Adviser may waive the minimum initial investment for purchases by officers, Trustees, and employees of the Trust and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

WAIVER OF REDEMPTION FEES AND DEFERRED SALES CHARGES

          Redemption fees are waived for 401(k) and qualified investment plan platforms.

SELLING SHARES

          You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

          The Board may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

                          SPECIAL SHAREHOLDER SERVICES

          As described briefly in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT

          The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the Prospectus to open your account.

TELEPHONE TRANSACTIONS

          A shareholder may redeem shares or transfer into another fund by telephone if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed. The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption or transfer bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identity as the shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

AUTOMATIC INVESTMENT PLANS

          Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at 1-877-593-0323.

RETIREMENT PLANS

          Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

          1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

          2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

          For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Trust at 1-877-593-0323. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

          It is the policy of the Trust each fiscal year to distribute substantially all of the Fund's net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any net short-term capital gains, net of Fund expenses) and net capital gains, if any, to its shareholders. Unless requested otherwise by a shareholder, dividends and other distributions will be automatically reinvested in additional shares of the Fund at the NAV per share in effect on the day after the record date.

          The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its investors. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its investors, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

          The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

          Distributions of Net Investment Income - The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, or at the lower capital gains rates that apply to distributions that qualify as qualified dividend income, whether you take them in cash or in additional shares.

          A portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession in the United States and in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States) subject to certain holding period requirements by the Fund and shareholders. Absent further legislation, the reduced rates applicable to qualified dividend income will cease to apply to taxable years beginning after December 31, 2010.

          Distributions of Capital Gains - The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

          Effect of Foreign Investments on Distributions - Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

          Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries. The Fund intends to elect under section 853 of the Code to "pass through" to the Fund's shareholders as a deduction or credit the amount of foreign taxes paid by the Fund. If the Fund so elects, the Fund, in its annual information report to shareholders, may include an item showing foreign taxes paid by the Fund to foreign countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to foreign countries. You may be able to deduct or receive a tax credit for your share of these taxes. Other foreign taxes such as transfer taxes may be imposed on the Fund, but would not give rise to a credit or be eligible to be passed through to shareholders.

          Nature of the Fund's Investments - Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. An investment by the Fund in a "passive foreign investment company" may result in additional taxes as well as potentially causing the Fund to recognize income in advance of receiving cash payments.

          Foreign Currencies - In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

          Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund's net capital gain.

          Information on the Tax Character of Distributions - The Fund will inform you of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

          Election to be Taxed as a Regulated Investment Company - The Fund intends to seek to qualify for, and elect to be treated as a Regulated Investment Company ("RIC") under the Code. Prior to electing RIC status, the Fund will elect to be treated as a corporation for tax purposes. As a RIC, the Fund would not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to the Fund's shareholders.

          Accordingly, the Fund must, among other requirements, receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies, and net income derived from an interest in a qualified publicly traded partnership (the "90% Test"). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in (i) the securities (other than U.S. Government securities or securities of other
RICs) of any one issuer; (ii) two or more issuers that are controlled, as determined under applicable rules, by the Fund and which are engaged in the same, similar, or related trades or businesses, or the securities of one; or
(iii) more qualified publicly traded partnership (the "Asset Test").

          In addition, the Fund must distribute at least 90% of its investment company taxable income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without any deduction for dividends paid to shareholders) and at least 90% of its net tax-exempt interest income, if any, for each tax year to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

          Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

          The Board of Trustees reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state and local, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

          Excise Tax Distribution Requirements - To avoid a nondeductible 4% federal excise tax, the Code requires a fund to distribute to shareholders by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31 of such calendar year, and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

          Redemption of Fund Shares - Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem or exchange your Fund shares for shares of a different fund within the Trust, the IRS will require that you report a gain or loss on your redemption or exchange. The gain or loss that you realize will be either a long-term or short-term capital gain or loss depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

          All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

          U.S. Government Obligations - Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

          Dividends Received Deduction for Corporations - Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the intercorporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise  be  required  to  pay  on  these  dividends.  The  dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. However, dividends (including the deducted portion) may be included in your alternative minimum taxable income calculations.

          Withholding on Payments to Non-U.S. Shareholders - A shareholder who is not (i) a citizen or resident alien individual of the United States, (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, including the District of Columbia, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust, if such trust validly elects to be treated as a United States person for United States federal income tax purposes or whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder.

          Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for 183 days or more during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

          If distributions made by the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to United States federal income tax on a net basis at the graduated tax rates applicable to United States persons. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a United States trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's United States trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.

          Under proposed legislation for taxable years beginning before January 1, 2011, properly designated dividends would generally be exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). Depending on its circumstances, however, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. Shareholder(s) will need to comply with applicable certification requirements relating to its Non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, other applicable W-8 form or substitute
Form). In the case of common shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S.
Shareholder(s) should contact their intermediaries with respect to the application of these proposed rules to their accounts. There can be no assurance that any such legislation will be enacted, and if enacted, as to what portion of the Fund's distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

          The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN or other applicable W-8 Form certifying their entitlement thereto. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, persons holding an interest in the entity will need to provide the required certification. For example, an individual Non-U.S. Shareholder that holds shares in the Fund through a non-United States partnership must provide an IRS Form W-8BEN or other applicable W-8 Form to the Fund to claim the benefits of an applicable tax treaty. Non-United States investors are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

          If the Fund retains and designates any amount of the Fund's net capital gains as undistributed capital gains, a Non-U.S. Shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder's allocable share of the tax the Fund pays on such undistributed capital gains. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

          Subject to certain exceptions, distributions attributable to a RIC's direct (and in certain cases, indirect) disposition of a United States real property interest will be subject to U.S. net income tax if made by the RIC that is a United States real property holding corporation before January 1, 2010. There is currently proposed legislation that would extend this rule to distributions made by a RIC before January 1, 2011. However, distributions from a RIC that is a U.S. real property holding corporation that are attributable to a United States real property interest distribution from a REIT are subject to net income tax. In the case of a Non-U.S. Shareholder which is a corporation, such amounts may also be subject to a branch profits tax. Although there can be no assurance, the Fund does not anticipate that the Fund will constitute a United States real property holding corporation.

          Backup Withholding - The Fund may be required to withhold federal income tax at the rate of 28% (until 2011, when the percentage will increase to 31%) on all taxable distributions payable to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its foreign status (in the case of a Non-U.S. Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Gross proceeds from the sale of shares may be subject to backup withholding under the circumstances described in (i) above.

          Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on other distributions and gross proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

          Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

          Information Reporting - The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends and gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends or gross proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

          If a shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate shareholder or $10 million or more for a corporate shareholder in any single taxable year (or in excess of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                               GENERAL INFORMATION

ANTI-MONEY LAUNDERING PROGRAM

          The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate

Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program. As part of the Program, the Fund has designated an anti-money laundering officer.

          Procedures to implement the Program include, but are not limited to, determining that the Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

DESCRIPTION OF SHARES

          The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value. Currently, the Fund is the sole series of shares of the Trust, and all shares of the Fund represent a single class. However, the Board has the authority to establish additional series of shares
(representing  interests  in  separate  investment  portfolios  of the  Trust in addition to the Fund) and, subject to applicable rules, may establish two or more classes of shares of any series, with the differences in classes representing differences as to certain expenses and share distribution arrangements. Shares are fully paid and non-assessable and have no pre-emptive or conversion rights.

          Shareholders of the Fund are entitled to vote, together with the holders of shares of any other series of the Trust, on the election or removal of Trustees and the ratification of the Trust's independent registered public accounting firm when those matters are voted upon by shareholders. Shareholders are also entitled to vote on other matters as required by the 1940 Act, the Trust's Declaration of Trust, the Trust's By-Laws, any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. On these other matters, shares of the Fund will generally vote as a separate class from any other series of the Trust's shares. Each share (and fractional share) is entitled to one vote (or fraction thereof). However, if shares of more than one series vote together on a matter as a single class, each share (or fraction thereof) will be entitled to the number of votes that equals the net asset value of such share (or fraction thereof) determined as of the applicable record date. All shares have non-cumulative voting rights, meaning that shareholders entitled to cast more than 50% of the votes for the election of Trustees can elect all of the Trustees standing for election if they choose to do so.

ADMINISTRATION

          Pursuant to the Administration and Accounting Services Agreement with the Trust (the "Services Agreement"), The Bank of New York Mellon (the "Administrator"), located at One Wall Street, New York, New York 10286, serves as the administrator of the Fund. The Administrator provides various administrative and accounting services necessary for the operations of the Trust and the Fund. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations;

supervising the maintenance of the Fund's general ledger, the preparation of the Fund's financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports.

          For providing such services, the Administrator receives an asset-based fee, computed daily and paid monthly. The Fund also reimburses the Administrator for certain out-of-pocket expenses.

CUSTODIAN

          Pursuant to a Custody Agreement with the Trust, The Bank of New York Mellon (the "Custodian") located at One Wall Street, New York, New York 10286, acts as the custodian of the Fund's securities and cash and as the Fund's accounting services agent. The Custodian is responsible for maintaining custody of the Fund's cash and investments and retaining subcustodians, including in connection with the custody of foreign securities. As the accounting services agent of the Fund, the Custodian maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business.

TRANSFER AGENT

          Pursuant to a Transfer Agent Agreement with the Trust, ALPS Fund Services, Inc. (the "Transfer Agent") acts as the Fund's transfer and disbursing agent. The Transfer Agent is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

          The Transfer Agent provides certain shareholder and other services to the Fund, including furnishing account and transaction information and maintaining shareholder account records. The Transfer Agent is responsible for processing orders and payments for share purchases. The Transfer Agent mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. The Transfer Agent disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, the Transfer Agent receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The Trust's independent registered public accounting firm, Ernst & Young LLP audits the Trust's annual financial statements, performs other related audit services, and prepares the Trust's tax returns. Ernst & Young LLP is located at 5 Times Square, New York, New York 10036.

TRUSTEE AND OFFICER LIABILITY

          Under the Trust's Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees, and certain agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims, and expenses arising from any threatened, pending, or completed action, suit, or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees, or agents of the Trust, subject to the limitations of the 1940 Act that prohibit indemnification that would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.

LEGAL COUNSEL

          Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, serves as counsel to the Trust. The firm also acts as U.S. legal counsel to the Adviser and its affiliates with respect to certain other matters. The firm does not represent potential investors in the Fund.

REGISTRATION STATEMENT

          This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC. A text-only version of the Registration Statement is available on the SEC's Internet website, www.sec.gov.

MORE INFORMATION

          You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Trust directly at:

                           GLG Investment Series Trust

                                 390 Park Avenue
                               New York, NY 10022
                            Telephone: (212) 224-7200

                              FINANCIAL STATEMENTS



             Report of Independent Registered Public Accounting Firm


Shareholder and Board of Directors
GLG International Small Cap Fund

We have audited the accompanying statement of assets and liabilities of GLG International Small Cap Fund (the "Fund") as of August 10, 2010. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of GLG International Small Cap Fund at August 10, 2010, in conformity with U.S. generally accepted accounting principles.



                                                   /s/ Ernst & Young LLP
                                                   ---------------------
                                                   ERNST & YOUNG LLP



New York, New York
August 16, 2010

GLG Investment Series Trust

                        GLG INTERNATIONAL SMALL CAP FUND

                       Statement of Assets and Liabilities
                                 August 10, 2010


                                                    GLG Investment Series Trust
                                                    ----------------------------
ASSETS:
    Cash...........................................                     $100,000
                                                    ----------------------------
         Total Assets..............................                     $100,000
                                                    ----------------------------
LIABILITIES:
                                                    ----------------------------
         Total Liabilities.........................                       --
                                                    ----------------------------
NET ASSETS.........................................                     $100,000
                                                    ============================
COMPONENTS OF NET ASSETS:
    Paid in Capital...............................                      $100,000
                                                    ----------------------------
NET ASSETS........................................                      $100,000
                                                    ============================
SHARES ISSUED AND OUTSTANDING:
    Shares Outstanding (Unlimited shares
    authorized)...................................                        10,000
                                                    ============================

NET ASSET VALUE (NAV) PER SHARE...................                        $10.00
                                                    ============================



                 See accompanying notes to financial statements.

          GLG Investment Series Trust: GLG International Small Cap Fund
                          Notes to Financial Statements
                                 August 10, 2010

--------------------------------------------------------------------------------

1.  ORGANIZATION

The GLG Investment Series Trust (the "Trust"), a statutory trust, was organized under the laws of the State of Delaware on November 10, 2009. The following is a series of the Trust: GLG International Small Cap Fund (the "Fund"). The Trust has had no operations to date other than matters relating to its organization and registration as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is commonly known as a "mutual fund". The Fund is currently the sole series of shares offered by the Trust. The Fund has retained the GLG Inc. ("the Adviser") to manage all aspects of investments of the Fund.


The investment objective of the Fund is to achieve maximum capital appreciation primarily by investing its assets in the equity securities of small capitalization companies located outside the United States. Small capitalization companies are defined as companies whose market capitalization falls within the range of capitalizations of companies in the bottom 25% of the MSCI Market Investable Equity Universe at the time of investment.


2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES AND INDEMNIFICATIONS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities in these financial statements. Actual results could differ from those estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust's maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

INCOME TAXES

The Fund intends to qualify as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

          GLG Investment Series Trust: GLG International Small Cap Fund
                          Notes to Financial Statements
                                 August 10, 2010


--------------------------------------------------------------------------------


EXPENSES

All shareholders bear the expenses of the Fund and earn income including realized gains/losses from the portfolio based on the proportionate share of the average daily net assets of the Fund.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AGREEMENTS

GLG Inc. (the "Adviser") manages the investment of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). The Adviser was organized on April 19, 2000 as a Delaware corporation. The Adviser is a subsidiary of GLG Partners, Inc., a global asset management company offering its clients a wide range of performance-oriented investment products and managed account services. The Adviser and its affiliates ("GLG") provide investment advisory services to select institutions and high net worth individuals worldwide, specializing in discretionary asset management. The Adviser, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, is responsible for all decisions with respect to purchases and sales of portfolio securities and maintains related records. Certain of the Adviser's affiliates may provide administrative, trading and other support or services to the Adviser.

In consideration of services provided by the Adviser, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% of the average daily net assets of the Fund.

DISTRIBUTOR

ALPS Distributors, Inc. (the "Distributor") serves as principal underwriter of the Fund's shares pursuant to a Distribution Agreement.

          GLG Investment Series Trust: GLG International Small Cap Fund
                          Notes to Financial Statements
                                 August 10, 2010

-------------------------------------------------------------------------------


ADMINISTRATOR, CUSTODIAN, AND TRANSFER AGENT

The Bank of New York Mellon (in each capacity, the "Administrator", and "Custodian"), serves as the Fund's Administrator and Custodian, pursuant to a certain Administration and Accounting Services Agreement and a Custody Agreement.

ALPS Fund Services, Inc. serves as the Fund's transfer agent pursuant to a Transfer Agent Agreement.

4. ORGANIZATION COST

Costs associated in organization and registration of the Trust are estimated to be $400,000 and are being paid directly by GLG, Inc.